UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2017 (December 20, 2017)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State of other jurisdiction of incorporation)
1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On December 20, 2017, Agree Realty Corporation (the “Company”) entered into the Third Amendment (the “Amendment”) to the Company’s Rights Agreement, dated as of December 7, 1998, as amended by the Amendment to Rights Agreement dated as of October 18, 2001, and by the Second Amendment to Rights Agreement dated as of December 8, 2008 (the “Agreement”), by and between the Company and Computershare Trust Company, N.A., f/k/a EquiServe Trust Company, N.A., a national banking association, as successor rights agent to BankBoston, N.A., a national banking association (the “Rights Agent”). Capitalized terms used herein but not defined shall have the meanings assigned to them in the Agreement. Pursuant to Section 27 of the Agreement, the Company amended the Agreement to add the defined term “Designated Holder” for the purpose of providing a limited exemption to a specified institutional investor and its subsidiaries and affiliates (collectively, the “Investor”) from the definition of “Acquiring Person” under the Agreement.

This limited exemption permits the Investor to become the Beneficial Owner of less than 20% of the Common Shares of the Company then outstanding without becoming an Acquiring Person rather than the 15% threshold otherwise applicable. The Investor will be deemed a Designated Holder until the earliest of (i) such time as the Investor ceases to beneficially own 10% or more of the Common Shares of the Company, (ii) the Investor or any parent entity is subject to a change of control or (iii) the Investor reports or is required to report on Schedule 13D (or any successor or comparable report) its beneficial ownership of Common Shares of the Company. The foregoing description of the Amendment is qualified in its entirety by reference to the applicable provisions of the Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

The description of the Amendment to the Agreement set forth above under Item 1.01 “Entry Into a Material Definitive Agreement” is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

4.1	Third Amendment to Rights Agreement, by and between Agree Realty Corporation and Computershare Trust Company, N.A., as Rights Agent, dated December 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Joel N. Agree
		Name:	Joel N. Agree
		Title:	President and Chief Executive Officer

Date: December 21, 2017